UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
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LiveDeal, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LIVEDEAL, INC.
2490 East Sunset Road, Suite 100
Las Vegas, Nevada 89120

October [__], 2011
Las Vegas, Nevada

Dear Stockholder of LiveDeal, Inc.:

You are cordially invited to attend a special meeting of stockholders of LiveDeal, Inc., a Nevada corporation (“LiveDeal” or the “Company”), on Thursday, November 24, 2011, beginning at 8:00 a.m. local time. The special meeting will be held at our corporate offices, which are located at 2490 East Sunset Road, Suite 100, Las Vegas, Nevada 89120.

On September 19, 2011 and September 29, 2011, respectively, our Board of Directors approved, and we have entered into, a series of Stock Purchase Agreements (the “Stock Purchase Agreements”) with those certain investors listed therein (collectively, the “Purchasers”).  Pursuant to the Stock Purchase Agreements, the Purchasers have agreed to purchase an aggregate of 816,327 shares of LiveDeal’s common stock, $0.001 par value per share (the “Common Stock”), in a private placement transaction for an aggregate purchase price of $2.0 million (i.e., $2.45 per share).  As of the date hereof, there are 700,533 shares of Common Stock issued and outstanding.  Accordingly, if the transactions contemplated by the Stock Purchase Agreements are completed, the Purchasers would hold approximately 53.8% of the issued and outstanding Common Stock immediately after giving effect to such transactions.  Although such transactions would therefore constitute a change of control with respect to LiveDeal for certain purposes, the Purchasers are not affiliated with each other, and the largest individual Purchaser would hold 416,832 shares (or approximately 27.5%) of the issued and outstanding Common Stock immediately after giving effect to such transactions.  Copies of the Stock Purchase Agreements are attached as Annex A to the accompanying Proxy Statement, and you are encouraged to read such agreements in their entirety.

As described in the enclosed Proxy Statement, LiveDeal is not currently in compliance with Nasdaq Listing Rule 5550(b)(1), which requires that companies listed on the Nasdaq Capital Market have stockholders’ equity of at least $2.5 million.  As of September 16, 2011, LiveDeal was also notified that it had not evidenced a market value of publicly held shares of at least $1.0 million for the preceding 30 consecutive business days, as required by Nasdaq Listing Rule 5550(a)(5).  Assuming Nasdaq grants LiveDeal’s request for an extension (until November 30, 2011) to implement its compliance plan presented to a Nasdaq hearings panel on September 21, 2011, the Purchasers’ investment would enable LiveDeal to regain compliance with Nasdaq Listing Rules 5550(b)(1) and 5550(a)(5).  As of the date hereof, the decision of the Nasdaq hearings panel is still pending, and there can be no assurance that Nasdaq will actually grant the extension requested by the Company.

At the special meeting, holders of our Common Stock will be asked to adopt the Stock Purchase Agreements and to approve the transactions contemplated by the Stock Purchase Agreements.  After careful consideration, our Board of Directors has unanimously approved the Stock Purchase Agreements and the transactions contemplated by the Stock Purchase Agreements and determined that the Stock Purchase Agreements and such transactions are fair and advisable to, and in the best interests of, LiveDeal and its stockholders.  Accordingly, our Board of Directors recommends that you vote “FOR” the adoption of the Stock Purchase Agreements and the approval of the transactions contemplated by the Stock Purchase Agreements.  Only holders of record of our Common Stock at the close of business on October 7, 2011 (the “Record Date”) are entitled to notice of and to vote at the meeting or any adjournment thereof.  Holders of LiveDeal’s Series E Convertible Preferred Stock are not entitled to vote on the matters to be considered at the special meeting.

The Proxy Statement attached to this letter provides you with information about the Stock Purchase Agreements and the special meeting.  I encourage you to read the entire Proxy Statement carefully.  You may also obtain information about LiveDeal from us or from documents filed by the Company with the Securities and Exchange Commission.

Your vote is very important.  It is a condition to the closing of the transactions contemplated by the Stock Purchase Agreements that, among other things, the Stock Purchase Agreements are adopted and approved by the Company’s stockholders in the manner described in the attached Proxy Statement.  Whether or not you plan to attend the special meeting, we request that you cast your vote either by completing and returning the enclosed proxy card as promptly as possible or by submitting your proxy or voting instructions by telephone or Internet.  If you hold your shares through a broker or other nominee, you should follow the procedures provided by your broker or nominee.

Thank you in advance for your cooperation and continued support of LiveDeal.

Sincerely,

/s/ Kevin A. Hall

Kevin A. Hall
President and Chief Executive Officer

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Stock Purchase Agreement, passed upon the merits or fairness of the Stock Purchase Agreement or passed upon the adequacy or accuracy of the disclosure in this document.  Any representation to the contrary is a criminal offense.

This Proxy Statement is dated October [__], 2011 and is first being mailed to the stockholders on or about October [__], 2011.

LIVEDEAL, INC.
2490 East Sunset Road, Suite 100
Las Vegas, Nevada 89120
(702) 939-0230

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 24, 2011

To Our Stockholders:

A special meeting of the stockholders of LiveDeal, Inc. (“LiveDeal”) will be held at our corporate offices, which are located at 2490 East Sunset Road, Suite 100, Las Vegas, Nevada 89120, on Thursday, November 24, 2011, beginning at 8:00 a.m. local time.  The special meeting is being held to:

1.
adopt certain Stock Purchase Agreements entered into by LiveDeal, which collectively provide for LiveDeal’s issuance and sale of 816,327 shares of LiveDeal’s common stock, $0.001 par value per share (“Common Stock”), to four (4) unaffiliated purchasers in a private placement transaction for an aggregate purchase price of $2.0 million (i.e., $2.45 per share), and to approve the transactions contemplated by the Stock Purchase Agreements; and

2.	transact such other business that may properly come before the special meeting and any adjournments thereof.

Only holders of record of our Common Stock at the close of business on October 7, 2011 are entitled to notice of and to vote at the meeting or any adjournment thereof.  Your vote is important.  All stockholders are urged to review the materials attached to this Notice of Special Meeting of Stockholders carefully and to use this opportunity to take part in LiveDeal’s affairs.  Holders of LiveDeal’s Series E Convertible Preferred Stock are not entitled to vote on the matters to be considered at the special meeting.

Your proxy is being solicited by LiveDeal’s Board of Directors.  All stockholders are cordially invited to attend the special meeting and vote in person.  In order to assure your representation at the special meeting, however, we urge you to complete, sign and date the enclosed proxy as promptly as possible and return it to us either (i) via facsimile to the attention of Larry Tomsic, Chief Financial Officer, at (702) 939-0246, or (ii) in the enclosed postage-paid envelope.  If you attend the special meeting in person, you may vote in person even if you previously have returned a proxy.  Please vote – your vote is important.

By Order of the Board of Directors,

/s/ Kevin A. Hall

Kevin A. Hall
President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON NOVEMBER [17], 2011

The Proxy Statement and related materials are available online at [_____].

TABLE OF CONTENTS

About The Meeting	1
Proposal No. 1 – Approval of Proposed Investment Transaction	5
Background of and Rationale for the Proposed Investment Transaction	6
The Stock Purchase Agreements	10
Security Ownership of Certain Beneficial Owners and Management	14
Stockholder Nominations and Other Proposals	15
Other Matters	15
Where You Can Find More Information	16
Financial Information Incorporated By Reference	16

Annex A-1 – August 29, 2011 Stock Purchase Agreement
Annex A-2 – September 29, 2011 Stock Purchase Agreement

LIVEDEAL, INC.
2490 East Sunset Road, Suite 100
Las Vegas, Nevada 89120
(702) 939-0230

PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 24, 2011

This Proxy Statement relates to a special meeting of stockholders (the “Special Meeting”) of LiveDeal, Inc. (“LiveDeal” or the “Company”).  The Special Meeting will be held on Thursday, November 24, 2011 at 8:00 a.m. local time, at our corporate offices, which are located at 2490 East Sunset Road, Suite 100, Las Vegas, Nevada 89120, or at such other time and place to which the Special Meeting may be adjourned or postponed.  The enclosed proxy is solicited by our Board of Directors (the “Board”). The proxy materials relating to the Special Meeting are first being mailed to stockholders entitled to vote at the meeting on or about October [__], 2011.

ABOUT THE MEETING

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will act upon the matters outlined in the accompanying Notice of Special Meeting of Stockholders and this Proxy Statement, including the proposed issuance and sale of 816,327 shares of LiveDeal’s common stock, par value $0.001 per share (“Common Stock”), to four (4) unaffiliated purchasers in a private placement transaction for an aggregate purchase price of $2.0 million (i.e., $2.45 per share).  Stockholder approval of such transactions is not required under Nevada law or LiveDeal’s governing documents, but it is required under Nasdaq Listing Rules applicable to the Company because the Common Stock is listed on the Nasdaq Capital Market.  Those rules are described in more detail below.  Stockholder approval is also a condition precedent to the closing of the transactions contemplated by the Stock Purchase Agreements (as defined below) pursuant to the terms of such agreements.

What will I be voting on?

You will be voting to adopt the Stock Purchase Agreements (the “Stock Purchase Agreements”), dated as of August 29, 2011 and September 29, 2011, respectively, by and among LiveDeal and those certain investors listed therein (collectively, the “Purchasers”), and to approve the transactions contemplated by the Stock Purchase Agreements.  Pursuant to the Stock Purchase Agreements, the Purchasers have agreed to purchase 816,327 shares of Common Stock for an aggregate purchase price of $2.0 million (i.e., $2.45 per share), provided that certain conditions (including stockholder approval) are satisfied.

Why did LiveDeal enter into the Stock Purchase Agreements?

LiveDeal is not currently in compliance with Nasdaq Listing Rule 5550(b)(1), which requires that companies listed on the Nasdaq Capital Market have stockholders’ equity of at least $2.5 million.  As of September 16, 2011, LiveDeal was also notified that it had not evidenced a market value of publicly held shares of at least $1.0 million for the preceding 30 consecutive business days, as required by Nasdaq Listing Rule 5550(a)(5).  Assuming Nasdaq grants LiveDeal’s request for an extension (until November 30, 2011) to implement its compliance plan presented to a Nasdaq hearings panel on September 21, 2011, the Purchasers’ investment would enable LiveDeal to regain compliance with Nasdaq Listing Rules 5550(b)(1) and 5550(a)(5).  As of the date hereof, the decision of the Nasdaq hearings panel is still pending, and there can be no assurance that Nasdaq will actually grant the extension requested by the Company.

Why is LiveDeal seeking stockholder approval in connection with the transactions contemplated by the Stock Purchase Agreements?

Our Common Stock is listed on the Nasdaq Capital Market, and therefore LiveDeal is subject to various Nasdaq Listing Rules.  Nasdaq Listing Rule 5635(b) requires stockholder approval in connection with any issuance of securities that would result in a “change of control” of the issuer.  Under Nasdaq rules and interpretations, if an investor (or group of investors) acquires 20% or more of the common stock or voting power of a listed company, then absent other factors (e.g., the existence of a larger controlling stockholder), such transaction is presumed to constitute a “change of control” requiring stockholder approval.

As of the date hereof, there are 700,533 shares of Common Stock issued and outstanding.  Accordingly, if the transactions contemplated by the Stock Purchase Agreements are completed, the Purchasers would hold approximately 53.8% of the issued and outstanding Common Stock immediately after giving effect to such transactions, with the largest individual Purchaser holding 416,832 shares (or approximately 27.5%) of the issued and outstanding Common Stock.  To ensure compliance with Nasdaq Listing Rule 5635(b), LiveDeal is seeking stockholder approval in connection with the issuance of Common Stock provided for under the Stock Purchase Agreements.

What happens if the Stock Purchase Agreements, and the transactions contemplated thereby, are approved by stockholders?

If (i) our stockholders vote to adopt the Stock Purchase Agreements and approve the transactions contemplated thereby, and (ii) the other conditions to the closing of the transactions contemplated by the Stock Purchase Agreements are satisfied, LiveDeal will issue and sell 816,327 shares of Common Stock to the Purchasers for an aggregate purchase price of $2.0 million (i.e., $2.45 per share).  LiveDeal would use the transaction proceeds to pay off existing indebtedness and/or for general corporate purposes, subject to the approval of the Board in accordance with the terms of the Stock Purchase Agreements.  The Purchasers’ investment would also enable LiveDeal to regain compliance with Nasdaq Listing Rules 5550(b)(1) and 5550(a)(5), as described above, although there can be no assurance that LiveDeal will remain in compliance with all applicable Nasdaq Listing Rules thereafter and/or that the Common Stock will continue to be listed on the Nasdaq Capital Market or any other trading market in the future.

If the transactions contemplated by the Stock Purchase Agreements are completed, the issuance of Common Stock described above will dilute the holdings of existing stockholders.  After giving effect to the transactions, the Purchasers would hold approximately 53.8% of the issued and outstanding Common Stock, and existing stockholders would hold the remaining 46.2%.

What happens if the Stock Purchase Agreements, and the transactions contemplated thereby, are not approved by stockholders?

If our stockholders do not vote to adopt the Stock Purchase Agreements and approve the transactions contemplated thereby, the Purchasers will be under no contractual obligation to complete such transactions.  In that event, LiveDeal anticipates that the Purchasers would decline to invest in the Company, and LiveDeal would be unable to regain compliance with Nasdaq Listing Rules 5550(b)(1) and 5550(a)(5), which would result in the delisting of our Common Stock from the Nasdaq Capital Market on or shortly after November 30, 2011 (assuming the Company’s requested extension to regain compliance is granted by the Nasdaq hearings panel).  LiveDeal could then seek to have the Common Stock traded on the Over-The-Counter Bulletin Board (OTCBB) or pink sheets, and/or the Company could determine to “go dark.”

Who is entitled to attend and vote at the Special Meeting?

Only holders of record of our Common Stock at the close of business on the record date, October 7, 2011, or their duly appointed proxies, are entitled to receive notice of the Special Meeting, attend the meeting and vote the shares that they held on the record date at the Special Meeting or any postponement or adjournment of the Special Meeting.  At the close of business on October 7, 2011, there were issued outstanding and entitled to vote 700,533 shares of our Common Stock, each of which is entitled to one vote.  Holders of LiveDeal’s Series E Convertible Preferred Stock are not entitled to vote on the matters to be considered at the Special Meeting.

How do I vote?

You may vote on matters to come before the meeting in two ways: (i) you can attend the Special Meeting and cast your vote in person; or (ii) you can vote by completing, signing and dating the enclosed proxy card and returning it to us or by the use of mail or facsimile.  If you return the proxy card, you will authorize the individuals named on the proxy card, referred to as the proxy holders, to vote your shares according to your instructions or, if you provide no instructions, according to the recommendations of our Board.  If your shares are held by your broker in “street name,” you will receive a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by either (i) filing with our Corporate Secretary a notice of revocation; (ii) sending in another duly executed proxy bearing a later date; or (iii) attending the meeting and casting your vote in person.  Your last vote will be the vote that is counted.

How can I get more information about attending the Special Meeting and voting in person?

The Special Meeting will be held on Thursday, November 24, 2011, at 8:00 a.m. local time, at our corporate offices, which are located at 2490 East Sunset Road, Suite 100, Las Vegas, Nevada 89120, or at such other time and place to which the Special Meeting may be adjourned or postponed.  For additional details about the Special Meeting, including directions to the site of the Special Meeting and information about how you may vote in person if you so desire, please call or email Larry Tomsic, Chief Financial Officer, at (702) 939-0240 or at ltomsic@livedeal.com.

What is the Board’s recommendation?

Our Board recommends a vote FOR the proposal to adopt the Stock Purchase Agreements and to approve the transactions contemplated thereby.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our Board or, if no recommendation is given, in their own discretion.

What constitutes a quorum?

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock on the record date will constitute a quorum, permitting us to conduct our business at the Special Meeting.  Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining whether a quorum is present.

What vote is required to approve each item?

Vote Required.  Pursuant to applicable law, LiveDeal’s Amended and Restated Bylaws and Nasdaq listing rules, approval of the proposal to be considered and voted upon at the Special Meeting will require the affirmative vote of the holders of a majority of the shares of Common Stock for which votes are cast at the Special Meeting at which a quorum is present.  A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present.  Accordingly, assuming a quorum is present at the Special Meeting, an abstention will not affect the outcome of this proposal.  Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal and are not deemed a vote cast.

Effect of Broker Non-Votes. If your shares are held by your broker in “street name,” you are receiving a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted.  Please complete the form and return it in the envelope provided by the broker or agent. No postage is necessary if mailed in the United States.  If you do not instruct your broker how to vote, your broker may not exercise voting discretion with respect to the proposal to be considered at the Special Meeting.  Votes that could have been cast on the matter in question if the brokers have received their customers’ instructions, and as to which the broker has notified us on a proxy form in accordance with industry practice or has otherwise advised us that it lacks voting authority, are referred to as “broker non-votes.”  Thus, if you do not give your broker or nominee specific instructions, your shares will not be voted on those matters and will not be counted as a vote cast in determining the number of shares necessary for approval.  Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal to be presented at the Special Meeting and will not be not deemed a vote cast.  Accordingly, assuming a quorum is present at the Special meeting, a broker non-vote will not affect the outcome of this proposal.

Can I dissent or exercise rights of appraisal?

Neither Nevada law nor LiveDeal’s Restated Articles of Incorporation or Amended and Restated Bylaws provide our stockholders with dissenters’ or appraisal rights in connection with the proposal to be presented at the Special Meeting.  If the proposal is approved at the Special Meeting, stockholders voting against such proposal will not be entitled to seek appraisal for their shares.

How will proxies be solicited and who pays for this proxy solicitation?

LiveDeal will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card and any additional solicitation materials furnished to the stockholders.  In addition to soliciting proxies by mail, our officers, directors, and employees, without receiving any additional compensation, may solicit proxies by telephone, fax, in person, or by other means.  Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners, and we will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. We will pay all reasonable expenses related to the solicitation of proxies.

Where can I access this Proxy Statement online?

The Proxy Statement and corresponding materials are available online at [_____].

APPROVAL OF THE PROPOSED INVESTMENT TRANSACTION
(Proposal No. 1)

Proposed Resolution

At the Special Meeting, stockholders will be asked to consider the following proposed resolution for approval:

“RESOLVED, that those certain Stock Purchase Agreements entered into on August 29, 2011 and September 29, 2011, respectively, by and among LiveDeal and those certain investors listed therein, providing for such investors’ purchase of 816,327 shares of LiveDeal’s common stock for an aggregate purchase price of $2.0 million (i.e., $2.45 per share), are hereby adopted, and the transactions contemplated by such Stock Purchase Agreements are hereby approved in all respects.”

Background

Our Common Stock is listed on the Nasdaq Capital Market, and therefore LiveDeal is subject to various Nasdaq Listing Rules.  Nasdaq Listing Rule 5635(b) requires stockholder approval in connection with any issuance of securities that would result in a “change of control” of the issuer.  Under Nasdaq rules and interpretations, if an investor (or group of investors) acquires 20% or more of the common stock or voting power of a listed company, then absent other factors (e.g., the existence of a larger controlling stockholder), such transaction is presumed to constitute a “change of control” requiring stockholder approval.

As of the date hereof, there are 700,533 shares of Common Stock issued and outstanding.  Accordingly, if the transactions contemplated by the Stock Purchase Agreements are completed, the Purchasers would hold approximately 53.8% of the issued and outstanding Common Stock immediately after giving effect to such transactions, with the largest individual Purchaser holding 416,832 shares (or approximately 27.5%) of the issued and outstanding Common Stock.  To ensure compliance with Nasdaq Listing Rule 5635(b), LiveDeal is seeking stockholder approval in connection with the issuance of Common Stock provided for under the Stock Purchase Agreements.

For more information about the proposed investment transaction please refer to other relevant sections of this Proxy Statement and the full text of the Stock Purchase Agreements, which are attached as annexes to this Proxy Statement.

Recommendation of the Board of Directors

After careful consideration, our Board has unanimously approved the Stock Purchase Agreements and the transactions contemplated by the Stock Purchase Agreements and determined that the Stock Purchase Agreements and such transactions are fair and advisable to, and in the best interests of, LiveDeal and its stockholders.  Accordingly, our Board of Directors recommends that you vote “FOR” the adoption of the Stock Purchase Agreements and the approval of the transactions contemplated by the Stock Purchase Agreements.

Vote Required

In order for this Proposal No. 1 to be approved, a quorum must be present at the Special Meeting, and the affirmative vote of a majority of the total votes cast on the proposal at the Special Meeting, either in person or by proxy, is required.  Abstentions do not count as a vote cast.  Assuming a quorum is present at the Special Meeting, abstentions and “broker non-votes” will have no effect on the outcome of the vote.

Our Board of Directors unanimously recommends that stockholders vote “FOR” Proposal No. 1.

BACKGROUND OF AND RATIONALE FOR
THE PROPOSED INVESTMENT TRANSACTION

Background on Nasdaq Compliance Issues

On February 2, 2011, the Company received a letter from Nasdaq’s Listing Qualifications Department informing the Company of its failure to comply with Nasdaq Listing Rule 5550(a)(4), which requires that the Company have at least 500,000 publicly held shares for continued listing on the Nasdaq Capital Market.  In accordance with Listing Rule 5810(c)(2)(C), the Company was given a 45-day period (until March 19, 2011) to provide the Nasdaq staff with a specific plan to achieve and sustain compliance with all of the Nasdaq Capital Market listing requirements, including a time frame for the completion of the plan.  In accordance with the requirements set forth in Nasdaq’s letter, the Company submitted its compliance plan on March 18, 2011.  The plan included several alternative strategies for regaining compliance with Listing Rule 5550(a)(4), including the issuance of additional shares of Common Stock in one or more private placement transactions, assuming a suitable investor could be identified.

On April 14, 2011, Nasdaq notified the Company that its compliance plan had been accepted, and that the Company had been granted an extension to regain compliance with Listing Rule 5550(a)(4).  Pursuant to the terms of the extension, on or before August 1, 2011, the Company was required to file with the SEC and Nasdaq a public document containing its current total shares outstanding and a beneficial ownership table prepared in accordance with SEC rules.

On May 18, 2011, the Company received a letter from Nasdaq’s Listing Qualifications Department informing the Company of its failure to comply with Nasdaq Listing Rule 5550(b)(1), which requires the Company to maintain a minimum of $2.5 million in stockholders’ equity for continued listing on the Nasdaq Capital Market.  As of March 31, 2011, the Company had stockholders’ equity of $2,124,183, as reported in the Quarterly Report on Form 10-Q filed by the Company on May 16, 2011.

In accordance with Listing Rule 5810(c)(2)(C), the Company was given a 45-day period (until July 5, 2011) to provide the Nasdaq staff with a specific plan to achieve and sustain compliance with all of the Nasdaq Capital Market listing requirements, including a time frame for the completion of the plan. On July 5, 2011, the Company submitted its compliance plan and supporting documentation.

On July 19, 2011, the Board authorized and approved a 20:19 forward stock split with respect to the Company’s issued and outstanding Common Stock to enable the Company to regain compliance with Listing Rule 5550(a)(4).  The forward stock split was implemented in the form of a stock dividend, with one (1) share of Common Stock issued in respect of every 19 shares of Common Stock issued and outstanding as of July 29, 2011, the record date for the forward stock split.  Any fractional shares otherwise issuable as a result of the forward stock split were rounded up to the nearest whole share.  The forward stock split was completed on August 10, 2011.

On August 2, 2011, the Company received a letter from Nasdaq’s Listing Qualifications Department informing the Company of its failure to comply with the terms of an extension previously granted by the Nasdaq staff for the Company to regain compliance with Nasdaq Listing Rule 5550(a)(4), which requires that the Company have at least 500,000 publicly held shares for continued listing on the Nasdaq Capital Market.

As noted above, the Company was first notified of its failure to comply with Nasdaq Listing Rule 5550(a)(4) on February 2, 2011 and was subsequently granted an extension (until August 1, 2011) to regain compliance. Due to procedural requirements, the Company was unable to complete the forward stock split by Nasdaq’s August 1, 2011 deadline, which resulted in the August 2, 2011 letter described above.

According to the letter, as a result of the Company’s failure to meet the terms of its extension, the Common Stock was to be delisted from the Nasdaq Capital Market on August 11, 2011 unless the Company appealed the staff’s delisting determination to a Nasdaq hearings panel by August 9, 2011. In the letter, the Nasdaq staff also noted the Company’s failure to comply with Nasdaq Listing Rule 5550(b), which requires that the Company maintain stockholders’ equity of at least $2.5 million, as an additional basis for delisting the Common Stock.

The Company appealed the Nasdaq staff’s delisting determination on August 9, 2011 and requested an oral hearing, which subsequently occurred on September 21, 2011.  As of September 16, 2011, the Company was also notified that it had not evidenced a market value of publicly held shares of at least $1.0 million for the preceding 30 consecutive business days, as required by Nasdaq Listing Rule 5550(a)(5).  At the hearing, the Company presented its comprehensive plan to regain and sustain compliance with Nasdaq Listing Rules 5550(a)(5) and 5550(b) and requested an extension (until November 30, 2011) to implement the plan.  The completion of the transactions contemplated by the Stock Purchase Agreements was and is the focus of LiveDeal’s compliance plan.  As of the date hereof, the Company’s appeal is still pending, and there can be no guarantee or assurance that the extension requested by LiveDeal will be granted by the Nasdaq hearings panel.

During the pendency of the Company’s appeal, the Common Stock has continuously been traded on the Nasdaq Capital Market.  Assuming the Company’s requested extension is granted by the Nasdaq hearings panel, if the transactions described in this Proxy Statement are not approved by stockholders and completed by November 30, 2011, LiveDeal anticipates that the Common Stock will be delisted by Nasdaq on or shortly after such date.  If the Nasdaq hearings panel denies LiveDeal’s requested extension, delisting could occur at an earlier date.

Engagement of IAG Asset Management, Inc. as Finder; Summary of Finder’s Fee Agreement

On August 16, 2011, LiveDeal entered into a Finder’s Fee Agreement (the “Fee Agreement”) with IAG Asset Management, Inc. (“IAG”) pursuant to which the Company engaged IAG to identify potential equity investors and provide certain related services.  IAG is a Japanese corporation exempt from the broker-dealer registration requirements imposed by certain U.S. federal and state securities laws and regulations, in part because none of the Purchasers are U.S. citizens, residents or entities.  IAG made certain representations and warranties to LiveDeal in the Fee Agreement confirming the availability of the exemption referenced above.

Pursuant to the Fee Agreement, LiveDeal agreed to pay IAG the following amounts (subject to the satisfaction of the conditions stated below):

•	a $20,000 non-refundable cash fee, which was paid upon execution of the Fee Agreement;

•	a cash success fee equal to 8% of the total investment amount minus the $20,000 up-front fee (i.e., $140,000), payable within five business days after the closing; and

•
an equity success fee equal to 2% of the total shares of Common Stock issued to the Purchasers (i.e., approximately 16,327 shares based on a purchase price equal to $2.45 per share), payable within five business days after the closing.

Negotiation and Execution of Stock Purchase Agreements

On July 5, 2011, LiveDeal received an executed term sheet from a prospective investor based in Japan, setting forth certain terms and conditions of a proposed $1.5 million investment in the Company. The term sheet, which was legally non-binding, provided that the investor and certain co-investors would purchase an aggregate of 600,000 newly issued shares of Common Stock at a purchase price of $2.50 per share.  The investors would also be entitled to appoint up to five members of the Company’s board of directors, who could be current directors or new appointees, subject to applicable rules and regulations of the SEC and Nasdaq.

 During the months of July and August 2011, representatives of and advisors to the investors conducted an extensive business and legal due diligence review of LiveDeal, which included several on-site visits to the Company’s offices in Las Vegas, Nevada.  Such representatives and advisors met with LiveDeal management and the Company’s outside legal counsel for in-person discussions and negotiations on August 16 and 17, 2011.

On August 29, 2011, LiveDeal and three (3) of the Purchasers entered into a Stock Purchase Agreement providing for such Purchasers’ purchase of 693,878 shares of Common Stock for an aggregate purchase price of $1.7 million (i.e., $2.45 per share).  The terms and conditions of that Stock Purchase Agreement are described in more detail below, and the full text of the Stock Purchase Agreement is attached to this Proxy Statement as Annex A-1.

Negotiations with the Purchasers continued during the month of September 2011, and the Company presented its compliance plan to the Nasdaq hearings panel on September 21, 2011, as described above.  As of the date hereof, LiveDeal’s request for an extension (until November 30, 2011) to regain compliance with all applicable rules for the continued listing of the Common Stock on the Nasdaq Capital Market remains pending.

On September 29, 2011, LiveDeal and the final Purchaser entered into a Stock Purchase Agreement providing for such Purchaser’s purchase of 122,449 shares of Common Stock for an aggregate purchase price of $300,000 (i.e., $2.45 per share).  The terms and conditions of that Stock Purchase Agreement are described in more detail below, and the full text of the Stock Purchase Agreement is attached to this Proxy Statement as Annex A-2.  Other than the fact that the Purchaser under the September 29, 2011 Stock Purchase Agreement is not entitled to any director nomination rights, the Stock Purchase Agreements contain substantially identical terms and conditions.

Rationale for Proposed Investment Transaction and Board’s Recommendation

In the course of reaching its decision to approve the Stock Purchase Agreements and recommend that our stockholders vote in favor of adopting the Stock Purchase Agreements and approving the transactions contemplated thereby, our Board consulted with members of LiveDeal’s management team and outside advisors and considered a number of factors, including (without limitation) the following:

•
LiveDeal’s financial condition, results of operations and cash flows, and the need to obtain additional financing (including, without limitation, to enable LiveDeal to repay its outstanding indebtedness and meet its other financial obligations on a going forward basis);

•
the value and importance of LiveDeal’s listing on the Nasdaq Capital Market, and the fact that the Common Stock is very likely to be delisted by Nasdaq in the near future if the transactions contemplated by the Stock Purchase Agreements are not completed;

•
the extensive and sustained efforts of the Board, management and LiveDeal’s outside advisors in attempting to identify potential equity investors, and the absence of other viable alternatives despite such efforts;

•
the terms and conditions of the Stock Purchase Agreements (including, without limitation, the per share purchase price payable by the Purchasers), which the Board believes are fair to, and in the best interests of, LiveDeal and its stockholders; and

•	the fact that our stockholders would have an opportunity to adopt the Stock Purchase Agreements and approve the transactions contemplated thereby.

            Our Board also considered the following negative factors associated with the Stock Purchase Agreements and the transactions contemplated thereby:

•	the fact that our existing stockholders will be substantially diluted by the large issuance of new Common Stock provided for in the Stock Purchase Agreements;

•
the fact that the ownership by the Purchasers of a substantial percentage of our total voting power, together with the contractual approval rights that we have agreed to grant to the Purchasers, may make it more difficult and expensive for a third party to pursue a change of control of LiveDeal, even if a change of control would generally be beneficial to our stockholders; and

•	the fees and expenses to be incurred by LiveDeal in connection with negotiating and completing the Stock Purchase Agreements and the transactions contemplated thereby.

             In view of the variety of factors considered in its evaluation of the Stock Purchase Agreements and the complexity of these matters, our Board did not find it practicable to, and did not, quantify or otherwise attempt to assign any relative weight to the various factors considered.  In addition, in considering the various factors, individual members of our Board may have assigned different weights to different factors.

            After evaluating these and other factors, and taking into account their knowledge of our business, financial condition and prospects, and the views and recommendations of our management, our Board unanimously concluded that the Stock Purchase Agreements (and the transactions contemplated thereby) are fair to, and in the best interests of, LiveDeal and our stockholders.  Accordingly, our Board unanimously recommends that all stockholders vote “FOR” approval of Proposal No. 1 at the Special Meeting.

Interests of Certain Persons

If the transactions contemplated by the Stock Purchase Agreements are completed, a “change of control” will have occurred for purposes of LiveDeal’s option award agreements with Messrs. Hall and Tomsic, which could result in the accelerated vesting of their stock options if certain events occur.  Mr. Hall holds options to purchase 13,487 shares of Common Stock, none of which are currently vested as of the date hereof, and Mr. Tomsic holds options to purchase 10,526 shares of Common Stock, 4,605 of which are currently vested as of the date hereof.  All such options are underwater as of the date hereof.

Other than as set forth above and as described elsewhere in this Proxy Statement, we are not aware of any relationships between the Purchasers and LiveDeal, or any of our directors, officers, or significant stockholders.

Impact on Existing Stockholders

Upon consummation of the transactions contemplated by the Stock Purchase Agreements, the Purchasers would collectively hold 816,327 shares of Common Stock, which would represent approximately 53.8% of issued and outstanding Common Stock on a post-closing basis.  Existing stockholders would hold the remaining 46.2%.  Because the Purchasers would hold a significant percentage of our voting power, and also be entitled to designate additional nominees for election to the Board (as described in further detail below), the Purchasers may have considerable influence in the day-to-day affairs of LiveDeal and/or determining the outcome of any corporate transaction or other matter submitted to our stockholders for approval, including the election of directors and approval of mergers, consolidations or the sale of all or substantially all of our assets.

THE STOCK PURCHASE AGREEMENTS

This section of the Proxy Statement describes the material provisions of the Stock Purchase Agreements but does not purport to describe all of the terms of the Stock Purchase Agreements. Copies of the Stock Purchase Agreements are attached to this Proxy Statement as Annex A-1 and Annex A-2, respectively.  We urge you to read the full text of the Stock Purchase Agreements, because those are the legal documents that govern the sale of our common stock to the Purchasers.  This section of the Proxy Statement is not intended to provide you with any other factual information about us.  Such information can be found elsewhere in this Proxy Statement and in the public filings we make with the SEC, as described below in this Proxy Statement.

General; Purchase and Sale of Common Stock; Purchase Price

On August 29, 2011, LiveDeal and three (3) of the Purchasers entered into a Stock Purchase Agreement providing for such Purchasers’ purchase of 693,878 shares of Common Stock for an aggregate purchase price of $1.7 million (i.e., $2.45 per share).  The terms and conditions of that Stock Purchase Agreement are described in more detail below, and the full text of the Stock Purchase Agreement is attached to this Proxy Statement as Annex A-1.

On September 29, 2011, LiveDeal and the final Purchaser entered into a Stock Purchase Agreement providing for such Purchaser’s purchase of 122,449 shares of Common Stock for an aggregate purchase price of $300,000 (i.e., $2.45 per share).  The terms and conditions of that Stock Purchase Agreement are described in more detail below, and the full text of the Stock Purchase Agreement is attached to this Proxy Statement as Annex A-2.

The sale of Common Stock pursuant to the Stock Purchase Agreements is intended to be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and we expect to rely upon Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder for an exemption from registration..  The following discussion of the Securities Purchase Agreements provides only a summary of the material terms and conditions of the Stock Purchase Agreements.  Other than the fact that the Purchaser under the September 29, 2011 Stock Purchase Agreement is not entitled to any director nomination rights, the Stock Purchase Agreements contain substantially identical terms and conditions.

Representations and Warranties

The Stock Purchase Agreements contain representations and warranties by us relating to, among other things, our corporate organization and capitalization, the due authorization of the Stock Purchase Agreements and the transactions contemplated thereby, our filings with the SEC, including the financial statements included therein, litigation, intellectual property, taxes, insurance, employee benefits, labor disputes, and the absence of conflicts and third party approval consents in connection with the transactions contemplated by the Stock Purchase Agreements.

The Stock Purchase Agreements also contain representations and warranties by the Purchasers relating to, among other things, their status as accredited investors and their investment intent.

Stockholders are not third-party beneficiaries under the Stock Purchase Agreements and should not construe the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of LiveDeal, any of the Purchasers or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Stock Purchase Agreements, which subsequent information may or may not be fully reflected in the our public disclosures.  The provisions of the Stock Purchase Agreements, including the representations and warranties, should not be read alone, but instead should only be read together with the information provided elsewhere in this document and in the documents incorporated by reference into this document, including the periodic and current reports and statements that we file with the SEC.   For more information regarding these documents incorporated by reference, see “Where You Can Find More Information” below.

Closing Conditions

The obligations of each Purchaser to purchase Common Stock and complete the other transactions contemplated by the Stock Purchase Agreements are subject to the fulfillment of each of the following conditions (unless otherwise waived by such Purchaser):

•	the representations and warranties of LiveDeal contained in the Stock Purchase Agreements must be true and correct in all material respects as of the applicable closing date;

•
LiveDeal must have performed and complied with all of its covenants, agreements, obligations and conditions contained in the Stock Purchase Agreements that are required to be performed or complied with by it on or before the applicable closing date;

•	LiveDeal must have filed all disclosure reports required to be filed by it with the SEC as of the applicable closing date;

•	LiveDeal’s stockholders must have approved the Stock Purchase Agreements and the transactions contemplated thereby (if and to the extent required by applicable rules and regulations);

•
Nasdaq’s Listing Qualifications Department and/or hearings panel must have granted an extension for LiveDeal to regain compliance with Nasdaq Listing Rule 5550(b)(1), which requires LiveDeal to have stockholders’ equity of at least $2.5 million, and LiveDeal must be in compliance (as of the applicable closing date) with all applicable requirements for the continued listing of the Common Stock on the Nasdaq Capital Market; and

•	there must not have been a material adverse change (as defined in the Stock Purchase Agreements) with respect to LiveDeal.

The obligations of LiveDeal to sell Common Stock and complete the other transactions contemplated by the Stock Purchase Agreements are subject to the fulfillment of each of the following conditions (unless otherwise waived by LiveDeal):

•	the representations and warranties of the Purchasers contained in the Stock Purchase Agreements must be true and correct in all material respects as of the applicable closing date;

•
the Purchasers must have performed and complied with all of their covenants, agreements, obligations and conditions contained in the Stock Purchase Agreements that are required to be performed or complied with by them on or before the applicable closing date; and

•	LiveDeal’s stockholders must have approved the Stock Purchase Agreements and the transactions contemplated thereby (if and to the extent required by applicable rules and regulations).

Covenants and Agreements

Lock-Up Agreement

Pursuant to the Stock Purchase Agreements, each Purchaser has agreed that, during the period beginning on the applicable closing date and ending six (6) months thereafter, such Purchaser would not, directly or indirectly, sell the shares of Common Stock purchased by such Purchaser or engage in certain hedging activities that would have the effect of transferring the economic consequences of ownership of any such shares of Common Stock.

Board Nomination Rights

Pursuant to the August 29, 2011 Stock Purchase Agreement, each of the Purchasers thereunder is entitled to designate an additional nominee for election to the Board (“Purchaser Nominee”).  LiveDeal has agreed to include any Purchaser Nominee in its slate of directors, which at the discretion of LiveDeal’s then existing Nominating Committee and the Board, may include current Board members.  The number of Purchaser Nominees may not exceed three (3) and no Purchaser will be entitled to name more than one (1) Purchaser Nominee.  Any Purchaser Nominee must be in compliance with all applicable SEC and Nasdaq rules and regulations.  If a Purchaser owns less than 2.0% of the issued and outstanding Common Stock at some future date, such Purchaser would no longer be entitled to designate a Purchaser Nominee for future elections.

The Purchaser under the September 29, 2011 Stock Purchase Agreement is not entitled to any Board nomination rights.

Use of Proceeds

Use or expenditure of the proceeds of the transactions contemplated by the Stock Purchase agreements shall require the approval of the Board, including at least one director that is a Purchaser Nominee.  LiveDeal currently anticipates that the transaction proceeds would be used to pay off existing indebtedness and/or for general corporate purposes, including strategic investments and/or transactions.

Anti-Dilution Rights

Pursuant to the Stock Purchase Agreements, if, within the six (6)-month period following the applicable closing date, LiveDeal were to issue shares of its capital stock in connection with a financing or an acquisition of, or merger or consolidation with, another entity (“New Shares”) at a price below $2.45 per share (“New Price”), then within 10 business days of such issuance, each Purchaser would be issued, without payment of any additional consideration, additional shares of Common Stock so that such new shares when combined with the shares purchased by the Purchaser pursuant to the applicable Stock Purchase Agreement would equal the number of shares of Common Stock the Purchaser would have received had the purchase price set forth in the Stock Purchase Agreement been the New Price.  Certain issuances are exempted from the definition of “New Shares,” as described in Article IV of each Stock Purchase Agreement.

Transfer Restrictions

The Common Stock issuable to the Purchasers has not been registered under the Securities Act, nor under the securities laws of any state or other jurisdiction, and unless so registered may not be offered or sold in the United States or to U.S. persons except pursuant to applicable regulation or an exemption from the registration requirements of the Securities Act and applicable state securities laws.  Accordingly, for the six (6)-month period beginning on the applicable closing date, the Purchasers would not be permitted to transfer their interest in the Common Stock purchased under the Stock Purchase Agreements.  The Purchasers would also be subject to contractual limitations on the transfer of the Common Stock, as described above.

Fees and Expenses

LiveDeal and the Purchasers will each bear their own expenses in connection with the Stock Purchase Agreements and the transactions contemplated thereby.

Pursuant to the Fee Agreement, LiveDeal agreed to pay IAG the following amounts (subject to the satisfaction of the conditions stated below):

•	a $20,000 non-refundable cash fee, which was paid upon execution of the Fee Agreement;

•	a cash success fee equal to 8% of the total investment amount minus the $20,000 up-front fee (i.e., $140,000), payable within five business days after the closing; and

•
an equity success fee equal to 2% of the total shares of Common Stock issued to the Purchasers (i.e., approximately 16,327 shares based on a purchase price equal to $2.45 per share), payable within five business days after the closing.

Governing Law

The Stock Purchase Agreements are governed by Nevada law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of October 7, 2011 of (i) each named executive officer and each director of LiveDeal; (ii) all named executive officers and directors of LiveDeal as a group; and (iii) each person known to LiveDeal to be the beneficial owner of more than five percent of our Common Stock.  We deem shares of our Common Stock that may be acquired by an individual or group within 60 days of October 7, 2011, pursuant to the exercise of options or warrants or conversion of convertible securities, to be outstanding for the purpose of computing the percentage ownership of such individual or group, but these shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.  Except as specifically noted in the footnotes, percentage of ownership is based on 700,533 shares of Common Stock issued and outstanding on October 7, 2011.  The information as to beneficial ownership was either (i) furnished to us by or on behalf of the persons named or (ii) determined based on a review of the beneficial owners’ Schedules 13D/G and Section 16 filings with respect to our Common Stock.  Unless otherwise indicated, the business address of each person listed is 2490 East Sunset Road, Suite 100, Las Vegas, Nevada 89120.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Sheryle Bolton (1)	3,349	*
Richard D. Butler, Jr. (2)	3,349	*
Thomas J. Clarke, Jr. (3)	3,349	*
Kevin A. Hall (4)	13,487	1.9%
Greg A. LeClaire (5)	3,349	*
Lawrence W. Tomsic (6)	10,526	1.5%

All named executive officers and directors as a group (6 persons) (7)	37,409	5.2%

Joseph R. Huber (8)	179,695	25.7%

*Represents less than one percent of our issued and outstanding common stock.

(1)	Ms. Bolton is a director of the Company.
(2)	Mr. Butler is a director of the Company.
(3)	Mr. Clarke is a director of the Company.
(4)
Mr. Hall is the Company’s President and Chief Executive Officer.  All shares deemed to be beneficially owned by Mr. Hall are related to options that were granted to him on March 24, 2011.  The vesting schedule for such options provides for 25% vesting on the first anniversary of the grant date, with the remaining 75% to vest in 36 equal monthly installments thereafter.  Such vesting may be accelerated, however, in connection with a change of control with respect to LiveDeal.  For purposes of the beneficial ownership table, Mr. Hall’s options are assumed to vest immediately upon the completion of the transactions described in this Proxy Statement.  Mr. Hall’s percentage ownership assumes the exercise of all of his options (but no other exercises of derivative securities currently outstanding).

(5)	Mr. LeClaire is a director of the Company.
(6)
Mr. Tomsic is the Company’s Chief Financial Officer.  All shares deemed to be beneficially owned by Mr. Tomsic are related to options that were granted to him on May 20, 2011.  The vesting schedule for such options provides for immediate vesting of 3,728 options, with the remaining options to vest in 31 equal monthly installments thereafter.  Such vesting may be accelerated, however, in connection with a change of control with respect to LiveDeal.  For purposes of the beneficial ownership table, Mr. Tomsic’s options are assumed to vest immediately upon the completion of the transactions described in this Proxy Statement.  Mr. Tomsic’s percentage ownership assumes the exercise of all of his options (but no other exercises of derivative securities currently outstanding).

(7)
Assumes the immediate vesting and exercise of all options held by Messrs. Hall and Tomsic upon the completion of the transactions described in this Proxy Statement.  Only 13,396 of these shares are currently issued and outstanding, which represent 1.9% of the issued and outstanding Common Stock as of October [7], 2011.

(8)
According to a Schedule 13D (Amendment No. 6) filed by Mr. Huber on November 5, 2010, Mr. Huber beneficially owns 179,695 shares of common stock.  Of the 179,695 shares, 178,360 shares are directly owned by JRH Investments, which is 100% owned and managed by Mr. Huber, 843 shares are beneficially owned by Mr. Huber through his IRA, and 492 shares are beneficially owned by Mr. Huber as the custodian of a custodial account for the benefit of his child.  In addition, Mr. Huber’s spouse owns 588 shares of Common Stock, over which Mr. Huber disclaims beneficial ownership.  Mr. Huber disclaims the existence of a “group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934.  Mr. Huber’s business address is 10940 Wilshire Boulevard, Suite 925, Los Angeles, California 90024.

STOCKHOLDER NOMINATIONS AND OTHER PROPOSALS

To be considered for inclusion in our proxy materials relating to our 2012 Annual Meeting of Stockholders, stockholder nominations or other proposals must have been received at our principal executive offices by October 6, 2011, which is 120 calendar days prior to the anniversary of the mailing date of LiveDeal’s 2011 Proxy Statement.  All stockholder proposals must be in compliance with applicable laws and regulations, including the provisions of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered for possible inclusion in the proxy statement and form of proxy for the 2012 Annual Meeting of Stockholders.

Pursuant to Section 2.7 of LiveDeal’s Amended and Restated Bylaws, any notice of a stockholder nomination or other proposal submitted outside of the process prescribed by Rule 14a-8 of the Exchange Act (i.e., proposals that are not to be included in LiveDeal’s proxy statement and form of proxy) received after October 6, 2011 will be considered untimely.  To be in proper written form, a stockholder’s notice must set forth, as to each matter such stockholder proposes to bring before the annual meeting, (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

OTHER MATTERS

As of the date of this Proxy Statement, our Board does not intend to present at the Special Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.  If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

WHERE YOU CAN FIND MORE INFORMATION

LiveDeal is subject to the informational requirements of the Exchange Act.  LiveDeal files reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”).  The public may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  The public may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.  The statements and forms we file with the SEC have been filed electronically and are available for viewing or copy on the SEC maintained Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC.  The Internet address for this site can be found at: www.sec.gov.

A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2010, and copies of our Quarterly Reports on Form 10-Q for the fiscal quarters ended December 31, 2010, March 31, 2011 and June 30, 2011, can be found at the SEC’s Internet site.  Our Annual Report on Form 10-K (including the financial information set forth therein) is incorporated by reference into this Proxy Statement, as described below.  We will provide upon written request, without charge to each stockholder of record as of the record date, a copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2010, as filed with the SEC.  Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits.  Any such requests should be directed to our Corporate Secretary at our principal executive offices at 2490 East Sunset Road, Suite 100, Las Vegas, Nevada 89120.

FINANCIAL INFORMATION INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” into this Proxy Statement documents we file with the SEC.  This means that we can disclose important information to you by referring you to those documents.  The information incorporated by reference is considered to be a part of this Proxy Statement.  We incorporate by reference Items 7, 7A, 8 and 9 of LiveDeal’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010 and Items 1, 2 and 3 of Part I of LiveDeal’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011 and any other items in that Quarterly Report expressly updating the above referenced items from our Annual Report on Form 10-K.

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY VIA FACSIMILE TO THE ATTENTION OF LARRY TOMSIC, CHIEF FINANCIAL OFFICER, AT (702) 939-0246 OR IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  YOUR VOTE IS IMPORTANT.

LiveDeal, Inc.

/s/ Kevin A. Hall

Kevin A. Hall
President and Chief Executive Officer
October [__], 2011

ANNEX A-1

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of August 29, 2011, is by and between LIVEDEAL, INC., a Nevada corporation (the “Company”), and each of the parties listed on the signature page to this Agreement (collectively, the “Purchasers” and each a “Purchaser”).

The Company and Purchasers are entering into this agreement to memorialize the terms and conditions upon which Purchasers commit to purchase and acquire shares of the Company’s common stock, US$0.001 par value per share (the “Investment”).

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereby agree as follows:

I.	STOCK PURCHASE COMMITMENT; REPRESENTATIONS BY PURCHASERS.

1.1           Subject to the terms and conditions hereinafter set forth, the Company hereby agrees to sell, assign, transfer, convey, and deliver to Purchasers, and Purchasers hereby agree to purchase from the Company, shares of the Company’s common stock, US$0.001 par value per share (the “Shares”).  The allocation of the commitment to purchase Shares as among Purchasers is set forth on Schedule I attached hereto.

1.2           In consideration for the Shares, Purchasers will pay to the Company US$2.45 per share (the “Purchase Price”), which amount will be paid to the Company in cash by wire transfer to an account designated by the Company upon the satisfaction of each of the conditions to Closing (as defined below) set forth herein.

1.3           The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place remotely by the exchange of signature pages on the second business day following the satisfaction or waiver of all conditions to the obligations of the parties to consummate the transactions contemplated hereby or such other date, manner or location as the parties may mutually determine (the “Closing Date”).  At the Closing or as promptly thereafter as possible, the Company shall cause to be delivered to Purchasers one or more certificates (as applicable), registered in the name of each applicable Purchaser, representing the Shares purchased by such Purchaser at the Closing against payment of the total Purchase Price per Share.

1.4           Each Purchaser recognizes that the purchase of the Shares entails elements of risk in that (i) it may not be able to readily liquidate its investment; (ii) transferability is restricted as set forth in Section 4.1; (iii) the Company is not assured of maintaining its listing on the NASDAQ Capital Market; and (iv) in the event of a disposition, it could sustain the loss of its entire investment.

1.5           Each Purchaser acknowledges that it has prior investment experience such that it is able to evaluate the merits and risks of an investment in the Company; that it recognizes the speculative nature of this investment; and that it is able to bear the economic risk it hereby assumes.  All reports, schedules, forms, statements, and other documents required to be filed by the Company with the United States Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated under each, including pursuant to Section 13(a) or 15(d) thereof, as well as all amendments to such filings and reports and all exhibits and documents incorporated by reference therein or attached thereto, that have been filed as of the Closing are collectively referred to as the “Disclosure Reports.”  Each Purchaser acknowledges that it or its representative(s) have read the Disclosure Reports available as of the Closing.  Each Purchaser also acknowledges that it and its representative(s) have been afforded the opportunity to make, and has made, all inquiries as it and its representatives deemed appropriate with respect to the Company’s affairs and prospects.

1.6           Each Purchaser hereby acknowledges that (i) the sale and issuance of the Shares have not been approved by the NASDAQ or registered with the SEC by reason of the Company’s intention that the offer and sale of the Shares be a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof; (ii) the issuance of the Shares has not been qualified under any state securities laws on the grounds that the sale of the Shares contemplated hereby are exempt therefrom; and (iii) the foregoing exemptions are predicated on such Purchaser’s representations set forth herein.  Each Purchaser represents that the Shares are being purchased for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof, within the meaning of the Securities Act or applicable state securities laws.  Each Purchaser understands that the Shares, upon their transfer, will not be registered under the Securities Act and may be required to be held indefinitely unless they are subsequently registered under the Securities Act, or an exemption from such registration is available.

1.7           Each Purchaser represents that it is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

1.8           Each Purchaser represents that it is not affiliated with, related to, nor is controlled by, controls or has common control with any of the other Purchasers.

1.9           Unless the resale of the Shares is subsequently registered with the SEC, each Purchaser acknowledges that the certificate representing the Shares shall bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND COMPLIANCE WITH SUCH STATE SECURITIES LAWS, (II) IN COMPLIANCE WITH RULE 144 UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR (III) UPON THE DELIVERY TO LIVEDEAL, INC. (THE “COMPANY”) OF AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND/ OR COMPLIANCE IS NOT REQUIRED.”

1.10           Each Purchaser represents that it has the full right, power and authority to enter into and perform such Purchaser’s obligations hereunder, and this Agreement constitutes a valid and binding obligation of such Purchaser enforceable in accordance with its terms, except that (i) any enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefore may be brought.

2

II.	REPRESENTATION AND WARRANTIES BY THE COMPANY.

Except as set forth in the Disclosure Reports, the Company represents and warrants to each Purchaser as follows:

2.1           The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.  The Company has the corporate power and authority to own, lease and operate its properties and to conduct the business as described in the Disclosure Reports.  The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company.

2.2           The Company’s subsidiaries are set forth in the Disclosure Reports or on the Company’s website (the “Subsidiaries”).  Unless the context requires otherwise, all references to the Company include the Subsidiaries.  Each Subsidiary is a corporation or a limited liability company (as applicable) duly organized, validly existing and in good standing under the laws of its state of incorporation or organization as set forth in the Disclosure Reports or on the Company’s website, with full power and authority, corporate and other, to own or lease, as the case may be, and operate its properties, whether tangible or intangible, and to conduct its business as currently conducted.  Each Subsidiary is duly qualified as a foreign corporation or limited liability company to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and the Subsidiaries taken as a whole.  Unless specified to the contrary in the Disclosure Reports, the Company owns all of the issued and outstanding shares of capital stock (or other equity or ownership interests) of each Subsidiary, such ownership is free and clear of any security interests, liens, encumbrances, claims and charges, and all of such shares have been duly authorized and validly issued, and are fully paid and nonassessable.  The Company does not presently own, directly or indirectly, an interest in any corporation, association, or other business entity, and is not a party to any joint venture, partnership, or similar arrangement, other than the Subsidiaries.

2.3           This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors’ rights generally (including, without limitation, statutory or other laws regarding fraudulent preferential transfers) and equitable principles of general applicability.

2.4           The execution and delivery of this Agreement by the Company, and the performance by the Company of its obligations under this Agreement, will not conflict with or contravene in any material respect, cause a breach or violation of or default under, any provision of applicable law or the Articles of Incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company that is material to the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares and by Federal and state securities laws with respect to the obligations of the Company under this Agreement or the listing of the Shares with NASDAQ as may be required, which have been or will be obtained, or as would not have a material adverse effect on the Company and the Subsidiaries taken as a whole.

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2.5           The authorized capital stock of the Company conforms in all material respects to the description thereof contained in the Disclosure Reports and such description conforms in all material respects to the rights in the instruments defining the same.  The issued and outstanding capital stock of the Company is as set forth in the Disclosure Reports.  The shares of common stock of the Company outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and nonassessable.

2.6           The Shares have been duly and validly authorized and, when issued, sold and paid for by Purchasers in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and Purchasers will not be subject to personal liability solely by reason of being such a holder and will not be subject to the preemptive or similar rights of any holders of any security of the Company.  The issuance of the Shares will not result in the right of any holder of securities of the Company to adjust the exercise, conversion or exchange price of such securities or otherwise reset the price paid for its securities.  No authorization, approval or consent of any court, governmental authority or agency is necessary in connection with the issuance by the Company of the Shares.

2.7           The Disclosure Reports, as of their respective filing dates, complied in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the SEC thereunder.

2.8           Neither the Company nor any Subsidiary is in violation of its charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and the Subsidiaries taken as a whole to which the Company or any Subsidiary is a party or by which the Company, any Subsidiary or any of their properties is bound, except for such defaults that would not, individually or in the aggregate, have a material adverse effect on the Company and the Subsidiaries taken as a whole or as otherwise set forth in the Disclosure Reports.

2.9           There are no legal or governmental proceedings, orders, judgments, writs, injunctions, decrees or demands pending or, to the Company’s knowledge, threatened to which the Company or any Subsidiary is a party or to which any of the properties of the Company or any Subsidiary is subject other than (a) proceedings, orders, judgments, writs, injunctions, decrees or demands described in the Disclosure Reports, or (b) proceedings, orders, judgments, writs, injunctions, decrees or demands that would not be reasonably expected to have a material adverse effect (i) on the Company and the Subsidiaries taken as a whole or (ii) on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

2.10           The Company is in compliance with applicable provisions of (a) the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder and (b) the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations promulgated thereunder, in both cases except where any incidence of noncompliance would not, individually or in the aggregate, have a material adverse effect on the Company and the Subsidiaries taken as a whole.

2.11           Other than the transactions contemplated by this Agreement, neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has directly, or through any agent, (a) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Shares in a manner that would require the registration under the Securities Act of the Shares or (b) offered, solicited offers to buy or sold the Shares by any form of general solicitation or general advertising (as those terms are used in Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.  No registration under the Securities Act of the Shares is required for the sale of the Shares to Purchasers under this Agreement, assuming the accuracy of each Purchaser’s representations and warranties contained in this Agreement.

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2.12         The Company and each Subsidiary owns or possesses, or has the right to use, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed or required by it in connection with the business currently conducted by it as described in the Disclosure Reports, except such as the failure to so own or possess or have the right to use would not have, individually or in the aggregate, a material adverse effect on the Company and the Subsidiaries taken as a whole.  To the Company’s knowledge, there are no valid and enforceable United States patents that are infringed by the business currently conducted by the Company or any Subsidiary, or as currently proposed to be conducted by the Company or any Subsidiary, as described in the Disclosure Reports and which infringement would have a material adverse effect on the Company and the Subsidiaries taken as a whole.  The Company is not aware of any basis for a finding that the Company or ay Subsidiary does not have valid title or license rights to the patents and patent applications referenced in the Disclosure Reports as owned or licensed by the Company or any Subsidiary, and, to the Company’s knowledge, neither the Company nor any Subsidiary is subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, nor has it entered into or is it a party to any contract, which restricts or impairs the use of any of the foregoing which would have a material adverse effect on the Company and the Subsidiaries taken as a whole.  Neither the Company nor any Subsidiary has received any written notice of infringement of or conflict with asserted rights of any third party with respect to the business currently conducted by it as described in the Disclosure Reports and which, if determined adversely to the Company or any Subsidiary, would have a material adverse effect on the Company and the Subsidiaries taken as a whole and the Company has no knowledge of any facts or circumstances that would serve as a reasonable basis for any such claims.

2.13         There are no outstanding rights, warrants, options, convertible securities or commitments to sell granted or issued by the Company entitling any person to purchase or otherwise acquire any shares of the capital stock of the Company, except as otherwise disclosed in the Disclosure Reports and except for securities granted to directors and employees of the Company in the ordinary course of business.

2.14         The financial statements included or incorporated by reference in the Disclosure Reports as the same may have been amended prior to the date of the Disclosure Reports, together with related schedules and notes, present fairly in all material respects the financial position, results of operations and changes in financial position of the Company and its consolidated subsidiaries on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein.

2.15         There are no existing or, to the Company’s knowledge, threatened labor disputes with the employees of the Company that would have a material adverse effect on the Company and the Subsidiaries taken as a whole.

2.16         The Company has filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof (except where the failure to so file would not have a material adverse effect on the Company), which returns are true and correct in all material respects, or have received extensions thereof, and have paid all taxes shown on such returns and all assessments received by them to the extent that the same are material and have become due. All tax liabilities are adequately provided for on the books of the Company.  To the Company’s knowledge, there are no tax audits or investigations pending, which if adversely determined, would have a material adverse effect on the Company taken as a whole.

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2.17         The Company is insured against such losses and risks and in such amounts as are customary in the businesses in which it is engaged, including but not limited to, insurance covering product liability and real or personal property owned or leased against theft, damage, destruction, act of vandalism and all other risks customarily insured against.  All policies of insurance and fidelity or surety bonds insuring the Company or the Company's businesses, assets, employees, officers and directors are in full force and effect.  The Company is in compliance with the terms of such policies and instruments in all material respects.  The Company has no reason to believe that it will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

2.18         Any real property and buildings held under lease by the Company is held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company.

2.19         The Company’s direct marketing business was discontinued on or about April 30, 2011 and, as of the date hereof, there are no accounts payable or unpaid expenses in excess of $1,000.00 relating to such business.

2.20         To the best knowledge of the Company, the Company has provided the Purchasers (through their representative) with true and accurate information about the Company’s listing status with the NASDAQ Capital Market as of the date hereof, including information about events that could cause the Company’s common stock to be de-listed from such trading market.  Each Purchaser hereby acknowledges receipt of such information.

III.	CONDITIONS TO CLOSING.

3.1           Conditions to each Purchaser’s Obligations at the Closing.  The obligations of each Purchaser to purchase Shares at the Closing are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived by such Purchaser:

(i)          Representations and Warranties.  The representations and warranties of the Company contained in Article II shall be true and correct in all material respects as of the date of the Closing.

(ii)          Performance.  The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

(iii)         Current Disclosure Reports.  The Company shall have filed all Disclosure Reports that are required to be filed as of the Closing Date.

(iv)         Stockholder Approval.  If required by applicable rules and regulations, this Agreement and the transactions contemplated hereby shall have received the affirmative vote of the holders of a majority of the outstanding common stock on the record date for the special meeting of the stockholders.

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(v)           Certificate.  Purchasers shall have received a certificate from a duly authorized officer of the Company certifying that the above conditions have been satisfied and attaching evidence or supporting documentation (to the extent applicable) reasonably satisfactory to Purchasers.

(vi)           NASDAQ Compliance.  The NASDAQ Listing Qualifications Department and/or Hearings Panel shall have granted an extension for the Company to regain compliance with NASDAQ Listing Rule 5550(b)(1), which requires the Company to have stockholders’ equity of at least US$2,500,000, and the Company shall be in compliance (as of the date of the Closing) with all applicable requirements for the continued listing of the common stock on the NASDAQ Capital Market.

(vii)           No Material Adverse Change.  There shall not have occurred a Material Adverse Change with respect to the Company.  For purposes of this Section 3.1(vii), the term “Material Adverse Change” means any circumstance, occurrence, event or change that has a material adverse effect on (a) the Company’s and the Subsidiaries’ property and assets (taken as a whole), (b) the financial condition or results of operations of the Company and the Subsidiaries (taken as a whole), or (c) the ability of the Company to satisfy and perform its obligations under this Agreement or to consummate the transactions contemplated hereby; provided, however, that in no event shall any of the following be deemed to constitute, nor shall any of the following be taken into account in determining whether there has been or shall be, a Material Adverse Change: (1) the effect of any change in the United States or foreign economies or securities or financial markets in general, (2) the effect of any change that generally affects any industry in which the Company or any of its Subsidiaries operates, (3) any effect or result of the Company’s compliance with the terms and conditions of this Agreement, (4) any effect or result of the execution or announcement of this Agreement or the transactions contemplated hereby, (5) any effect or result of a breach of this Agreement by any Purchaser, (6) any effect or result of any changes arising in connection with natural disasters, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing or underway as of the date of this Agreement or (7) the effect of any changes in applicable laws, rules, regulations or accounting rules, including United States generally accepted accounting principles.

3.2           Conditions to the Company’s Obligations at the Closing.  The obligations of the Company to sell and issue the Shares at the Closing are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived by the Company:

(i)           Representations and Warranties.  The representations and warranties of Purchasers contained in Article I shall be true and correct in all material respects as of the date of the Closing.

(ii)          Performance.  Purchasers shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before the Closing.

(iii)         Stockholder Approval.  If required by applicable rules and regulations, this Agreement and the transactions contemplated hereby shall have received the affirmative vote of the holders of a majority of the outstanding common stock.

(iv)         Certificate.  The Company shall have received a certificate from a duly authorized officer of each Purchaser certifying that the above conditions have been satisfied and attaching evidence or supporting documentation (to the extent applicable) reasonably satisfactory to the Company.

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IV.	COVENANTS AND AGREEMENTS.

4.1           Each Purchaser covenants and agrees that, during the period beginning on the Closing Date and ending six months after the Closing Date, such Purchaser will not, directly or indirectly, (a) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), the Shares purchased by such Purchaser, or (b) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Shares, whether any such swap or transaction described in clause (a) or (b) above is to be settled by delivery of any Share.

4.2           If required by applicable rules and regulations, the Company covenants and agrees, as soon as practicable following the date of this Agreement, to prepare and file with the SEC a preliminary and, subject to the SEC’s review, definitive proxy statement relating to the Special Meeting of Stockholders and seeking stockholder approval of this Agreement and the transactions contemplated hereby.  If required by applicable rules and regulations, the Company shall furnish to Purchasers or their designated representative(s) advance copies of such proxy statements and shall provide a reasonable opportunity to review and comment prior to filing with the SEC.

4.3           The Company’s current Board of Directors shall remain in place and each Purchaser shall be entitled to designate an additional nominee (“Purchaser Nominee”) and the Company shall include that individual in its next slate of directors, which, at the discretion of the Company’s then existing Nominating Committee and Board of Directors, may include the Company’s current Board members.  The number of Purchaser Nominees may not exceed three and no Purchaser shall be entitled to more than one Purchaser Nominee.  Any Purchaser Nominee must be in compliance with all applicable SEC and NASDAQ rules and regulations.  A Purchaser shall no longer be entitled to designate a nominee for election to the Board of Directors if such Purchaser owns less than two percent (2%) of the outstanding capital stock of the Company.

4.4           Use or expenditure of the proceeds of the transactions contemplated by this Agreement shall require the approval of the Company’s Board of Directors, including at least one of director that is nominated by a Purchaser.

4.5           If, within the six month period following the Closing Date, the Company issues shares of its capital stock in connection with a financing or an acquisition of, or merger or consolidation with, another entity (“New Shares”) at a price that is less than $2.45 per share (“New Price”) then within 10 business days of such issuance each Purchaser shall be issued, without payment of any additional consideration, additional shares of the Company’s common stock so that such new shares when combined with the Shares purchased by the Purchaser in the Investment would equal the number of shares of common stock the Purchaser would have received in the Investment had the Purchase Price been the New Price.  Notwithstanding the foregoing, the New Price may not be less than $2.00 per share.  Notwithstanding the foregoing or anything in this Agreement to the contrary, “New Securities” shall not include the following:

(i)           shares of capital stock issued upon conversion of, or exchange for, any outstanding (a) shares of any preferred stock, (b) options, or (c) securities of the Company convertible into or exercisable for shares of the Company’s, in all cases that are outstanding as of the Closing;

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(ii)             restricted stock or options issued to directors, officers, employees or consultants of the Company pursuant to the Company’s existing stock incentive plan;

(iii)           shares of Common Stock issued to officers, directors, employees, consultants, service providers or vendors in lieu of cash payments otherwise due, including payment of any finder’s fee in shares of capital stock in connection with the Investment;

(iv)           warrants or convertible securities issued or issuable to banks, equipment lessors, lenders or other financial institutions, or to real property lessors or in connection with a financing;

(v)           any securities deemed in writing to not be New Securities by either (a) Purchasers holding at least a majority of the Shares or (ii) at least two directors of the Company nominated by Purchasers.

V.	MISCELLANEOUS.

5.1           Any notice, request, advice, consent or other communication given hereunder shall be given in writing and sent by overnight delivery service or registered or certified mail, return receipt requested, and addressed as follows: if to the Company, to it at 2490 E. Sunset Rd., Suite #100, Las Vegas, NV 89120, United States of America, Attention: President; and if to any Purchaser, to it at the address on the records of the Company or the signature page of this Agreement.  Notices so given shall be deemed to have been given on the earlier to occur of actual receipt or three business days after the date of such mailing, except for notices of change of address, which shall be deemed to have been given when received.

5.2           This Agreement shall not be changed, modified or amended except by a writing signed by the parties hereto.

5.3           This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

5.4           References herein to a person or entity in either gender include the other gender or no gender, as appropriate.

5.5           This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of Nevada.

5.6           After negotiations between the parties, this Agreement was prepared by Snell & Wilmer L.L.P, as legal counsel to the Company.  Snell & Wilmer L.L.P. has not acted as legal counsel to any Purchaser, individually or collectively, in connection with the negotiation of or the transactions contemplated by this Agreement.  Each Purchaser hereby acknowledges that it has had the opportunity to review this Agreement with its own legal counsel.

5.7           Except as otherwise specified in this Agreement, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

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5.8           This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed and delivered by facsimile or electronic (.pdf) signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.

COMPANY:

LiveDeal, Inc.

/s/ Kevin Hall
Name: Kevin Hall
Title: President and Chief Executive Officer

PURCHASERS:

NETOMO Co., Ltd.	Address for Notice:

/s/ Tadatoshi Sato	Takane Building 302
Name: Tadatoshi Sato	Sakamachi 21 Shinjyuku-ku 160-0002,
Title: CEO	Tokyo Japan

Sharonnette Limited	Address for Notice:

/s/ Dong Suk Oh	Unit A, 3F, Queens Centre
Name: Dong Suk Oh	58-64, Queens Road East
Title: CEO	Wanchai, Hongkong

Nihon Material Co,, Ltd.	Address for Notice:

/s/ Chulsu Kim	Saha Diamond Building 7F
Name: Chulsu Kim	3-12-7 Chitose Sumida-ku 130-0025
Title: CEO Tokyo, Japan

[Signature Page to Stock Purchase Agreement]

SCHEDULE I

Purchasers – Allocation of Shares

Name of Purchaser	Shares Purchased	Purchase Price

NETOMO Co., Ltd.	416,832	US$	1,021,238
Takane Building 302 Sakamachi
21 Shinjyuku-ku 160-0002
Tokyo Japan
CEO: Tadatoshi Sato

Sharonnette Limited	138,523	US$	339,381
Unit A, 3F, Queens Centre
58-64, Queens Road East
Wanchai, Hongkong
CEO:Dong Suk Oh

Nihon Material Co,, Ltd.	138,523	US$	339,381
Saha Diamond Building 7F
3-12-7 Chitose Sumida-ku 130-0025
Tokyo Japan
CEO: Chulsu Kim

TOTAL	693,878	US$	1,700,000

ANNEX A-2

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of September 29, 2011, is by and between LIVEDEAL, INC., a Nevada corporation (the “Company”), and the party listed on the signature page to this Agreement (the “Purchaser”).

The Company and Purchaser are entering into this agreement to memorialize the terms and conditions upon which Purchaser commit to purchase and acquire shares of the Company’s common stock, US$0.001 par value per share (the “Investment”).

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereby agree as follows:

I.	STOCK PURCHASE COMMITMENT; REPRESENTATIONS BY PURCHASERS.

1.1           Subject to the terms and conditions hereinafter set forth, the Company hereby agrees to sell, assign, transfer, convey, and deliver to Purchaser, and Purchaser hereby agree to purchase from the Company, shares of the Company’s common stock, US$0.001 par value per share (the “Shares”).  The allocation of the commitment to purchase Shares as among Purchaser is set forth on Schedule I attached hereto.

1.2           In consideration for the Shares, Purchaser will pay to the Company US$2.45 per share (the “Purchase Price”), which amount will be paid to the Company in cash by wire transfer to an account designated by the Company upon the satisfaction of each of the conditions to Closing (as defined below) set forth herein.

1.3           The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place remotely by the exchange of signature pages on the second business day following the satisfaction or waiver of all conditions to the obligations of the parties to consummate the transactions contemplated hereby or such other date, manner or location as the parties may mutually determine (the “Closing Date”).  At the Closing or as promptly thereafter as possible, the Company shall cause to be delivered to Purchaser one or more certificates (as applicable), registered in the name of each applicable Purchaser, representing the Shares purchased by such Purchaser at the Closing against payment of the total Purchase Price per Share.

1.4           Each Purchaser recognizes that the purchase of the Shares entails elements of risk in that (i) it may not be able to readily liquidate its investment; (ii) transferability is restricted as set forth in Section 4.1; (iii) the Company is not assured of maintaining its listing on the NASDAQ Capital Market; and (iv) in the event of a disposition, it could sustain the loss of its entire investment.

1.5           Each Purchaser acknowledges that it has prior investment experience such that it is able to evaluate the merits and risks of an investment in the Company; that it recognizes the speculative nature of this investment; and that it is able to bear the economic risk it hereby assumes.  All reports, schedules, forms, statements, and other documents required to be filed by the Company with the United States Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated under each, including pursuant to Section 13(a) or 15(d) thereof, as well as all amendments to such filings and reports and all exhibits and documents incorporated by reference therein or attached thereto, that have been filed as of the Closing are collectively referred to as the “Disclosure Reports.”  Each Purchaser acknowledges that it or its representative(s) have read the Disclosure Reports available as of the Closing.  Each Purchaser also acknowledges that it and its representative(s) have been afforded the opportunity to make, and has made, all inquiries as it and its representatives deemed appropriate with respect to the Company’s affairs and prospects.

1.6           Each Purchaser hereby acknowledges that (i) the sale and issuance of the Shares have not been approved by the NASDAQ or registered with the SEC by reason of the Company’s intention that the offer and sale of the Shares be a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof; (ii) the issuance of the Shares has not been qualified under any state securities laws on the grounds that the sale of the Shares contemplated hereby are exempt therefrom; and (iii) the foregoing exemptions are predicated on such Purchaser’s representations set forth herein.  Each Purchaser represents that the Shares are being purchased for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof, within the meaning of the Securities Act or applicable state securities laws.  Each Purchaser understands that the Shares, upon their transfer, will not be registered under the Securities Act and may be required to be held indefinitely unless they are subsequently registered under the Securities Act, or an exemption from such registration is available.

1.7           Each Purchaser represents that it is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

1.8           Each Purchaser represents that it is not affiliated with, related to, nor is controlled by, controls or has common control with any of the other Purchaser.

1.9           Unless the resale of the Shares is subsequently registered with the SEC, the Purchaser acknowledges that the certificate representing the Shares shall bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND COMPLIANCE WITH SUCH STATE SECURITIES LAWS, (II) IN COMPLIANCE WITH RULE 144 UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR (III) UPON THE DELIVERY TO LIVEDEAL, INC. (THE “COMPANY”) OF AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND/ OR COMPLIANCE IS NOT REQUIRED.”

1.10         Each Purchaser represents that it has the full right, power and authority to enter into and perform such Purchaser’s obligations hereunder, and this Agreement constitutes a valid and binding obligation of such Purchaser enforceable in accordance with its terms, except that (i) any enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefore may be brought.

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II.	REPRESENTATION AND WARRANTIES BY THE COMPANY.

Except as set forth in the Disclosure Reports, the Company represents and warrants to the Purchaser as follows:

2.1           The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.  The Company has the corporate power and authority to own, lease and operate its properties and to conduct the business as described in the Disclosure Reports.  The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company.

2.2           The Company’s subsidiaries are set forth in the Disclosure Reports or on the Company’s website (the “Subsidiaries”).  Unless the context requires otherwise, all references to the Company include the Subsidiaries.  Each Subsidiary is a corporation or a limited liability company (as applicable) duly organized, validly existing and in good standing under the laws of its state of incorporation or organization as set forth in the Disclosure Reports or on the Company’s website, with full power and authority, corporate and other, to own or lease, as the case may be, and operate its properties, whether tangible or intangible, and to conduct its business as currently conducted.  Each Subsidiary is duly qualified as a foreign corporation or limited liability company to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and the Subsidiaries taken as a whole.  Unless specified to the contrary in the Disclosure Reports, the Company owns all of the issued and outstanding shares of capital stock (or other equity or ownership interests) of each Subsidiary, such ownership is free and clear of any security interests, liens, encumbrances, claims and charges, and all of such shares have been duly authorized and validly issued, and are fully paid and nonassessable.  The Company does not presently own, directly or indirectly, an interest in any corporation, association, or other business entity, and is not a party to any joint venture, partnership, or similar arrangement, other than the Subsidiaries.

2.3           This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors’ rights generally (including, without limitation, statutory or other laws regarding fraudulent preferential transfers) and equitable principles of general applicability.

2.4           The execution and delivery of this Agreement by the Company, and the performance by the Company of its obligations under this Agreement, will not conflict with or contravene in any material respect, cause a breach or violation of or default under, any provision of applicable law or the Articles of Incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company that is material to the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares and by Federal and state securities laws with respect to the obligations of the Company under this Agreement or the listing of the Shares with NASDAQ as may be required, which have been or will be obtained, or as would not have a material adverse effect on the Company and the Subsidiaries taken as a whole.

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2.5           The authorized capital stock of the Company conforms in all material respects to the description thereof contained in the Disclosure Reports and such description conforms in all material respects to the rights in the instruments defining the same.  The issued and outstanding capital stock of the Company is as set forth in the Disclosure Reports.  The shares of common stock of the Company outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and nonassessable.

2.6           The Shares have been duly and validly authorized and, when issued, sold and paid for by Purchaser in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and Purchaser will not be subject to personal liability solely by reason of being such a holder and will not be subject to the preemptive or similar rights of any holders of any security of the Company.  The issuance of the Shares will not result in the right of any holder of securities of the Company to adjust the exercise, conversion or exchange price of such securities or otherwise reset the price paid for its securities.  No authorization, approval or consent of any court, governmental authority or agency is necessary in connection with the issuance by the Company of the Shares.

2.7           The Disclosure Reports, as of their respective filing dates, complied in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the SEC thereunder.

2.8           Neither the Company nor any Subsidiary is in violation of its charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and the Subsidiaries taken as a whole to which the Company or any Subsidiary is a party or by which the Company, any Subsidiary or any of their properties is bound, except for such defaults that would not, individually or in the aggregate, have a material adverse effect on the Company and the Subsidiaries taken as a whole or as otherwise set forth in the Disclosure Reports.

2.9           There are no legal or governmental proceedings, orders, judgments, writs, injunctions, decrees or demands pending or, to the Company’s knowledge, threatened to which the Company or any Subsidiary is a party or to which any of the properties of the Company or any Subsidiary is subject other than (a) proceedings, orders, judgments, writs, injunctions, decrees or demands described in the Disclosure Reports, or (b) proceedings, orders, judgments, writs, injunctions, decrees or demands that would not be reasonably expected to have a material adverse effect (i) on the Company and the Subsidiaries taken as a whole or (ii) on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

2.10         The Company is in compliance with applicable provisions of (a) the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder and (b) the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations promulgated thereunder, in both cases except where any incidence of noncompliance would not, individually or in the aggregate, have a material adverse effect on the Company and the Subsidiaries taken as a whole.

2.11         Other than the transactions contemplated by this Agreement, neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has directly, or through any agent, (a) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Shares in a manner that would require the registration under the Securities Act of the Shares or (b) offered, solicited offers to buy or sold the Shares by any form of general solicitation or general advertising (as those terms are used in Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.  No registration under the Securities Act of the Shares is required for the sale of the Shares to Purchaser under this Agreement, assuming the accuracy of the Purchaser’s representations and warranties contained in this Agreement.

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2.12         The Company and each Subsidiary owns or possesses, or has the right to use, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed or required by it in connection with the business currently conducted by it as described in the Disclosure Reports, except such as the failure to so own or possess or have the right to use would not have, individually or in the aggregate, a material adverse effect on the Company and the Subsidiaries taken as a whole.  To the Company’s knowledge, there are no valid and enforceable United States patents that are infringed by the business currently conducted by the Company or any Subsidiary, or as currently proposed to be conducted by the Company or any Subsidiary, as described in the Disclosure Reports and which infringement would have a material adverse effect on the Company and the Subsidiaries taken as a whole.  The Company is not aware of any basis for a finding that the Company or ay Subsidiary does not have valid title or license rights to the patents and patent applications referenced in the Disclosure Reports as owned or licensed by the Company or any Subsidiary, and, to the Company’s knowledge, neither the Company nor any Subsidiary is subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, nor has it entered into or is it a party to any contract, which restricts or impairs the use of any of the foregoing which would have a material adverse effect on the Company and the Subsidiaries taken as a whole.  Neither the Company nor any Subsidiary has received any written notice of infringement of or conflict with asserted rights of any third party with respect to the business currently conducted by it as described in the Disclosure Reports and which, if determined adversely to the Company or any Subsidiary, would have a material adverse effect on the Company and the Subsidiaries taken as a whole and the Company has no knowledge of any facts or circumstances that would serve as a reasonable basis for any such claims.

2.13         There are no outstanding rights, warrants, options, convertible securities or commitments to sell granted or issued by the Company entitling any person to purchase or otherwise acquire any shares of the capital stock of the Company, except as otherwise disclosed in the Disclosure Reports and except for securities granted to directors and employees of the Company in the ordinary course of business.

2.14         The financial statements included or incorporated by reference in the Disclosure Reports as the same may have been amended prior to the date of the Disclosure Reports, together with related schedules and notes, present fairly in all material respects the financial position, results of operations and changes in financial position of the Company and its consolidated subsidiaries on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein.

2.15         There are no existing or, to the Company’s knowledge, threatened labor disputes with the employees of the Company that would have a material adverse effect on the Company and the Subsidiaries taken as a whole.

2.16         The Company has filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof (except where the failure to so file would not have a material adverse effect on the Company), which returns are true and correct in all material respects, or have received extensions thereof, and have paid all taxes shown on such returns and all assessments received by them to the extent that the same are material and have become due. All tax liabilities are adequately provided for on the books of the Company.  To the Company’s knowledge, there are no tax audits or investigations pending, which if adversely determined, would have a material adverse effect on the Company taken as a whole.

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2.17         The Company is insured against such losses and risks and in such amounts as are customary in the businesses in which it is engaged, including but not limited to, insurance covering product liability and real or personal property owned or leased against theft, damage, destruction, act of vandalism and all other risks customarily insured against.  All policies of insurance and fidelity or surety bonds insuring the Company or the Company's businesses, assets, employees, officers and directors are in full force and effect.  The Company is in compliance with the terms of such policies and instruments in all material respects.  The Company has no reason to believe that it will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

2.18         Any real property and buildings held under lease by the Company is held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company.

2.19         The Company’s direct marketing business was discontinued on or about April 30, 2011 and, as of the date hereof, there are no accounts payable or unpaid expenses in excess of $1,000.00 relating to such business.

2.20         To the best knowledge of the Company, the Company has provided the Purchaser (through their representative) with true and accurate information about the Company’s listing status with the NASDAQ Capital Market as of the date hereof, including information about events that could cause the Company’s common stock to be de-listed from such trading market.  Each Purchaser hereby acknowledges receipt of such information.

III.	CONDITIONS TO CLOSING.

3.1           Conditions to the Purchaser’s Obligations at the Closing.  The obligations of the Purchaser to purchase Shares at the Closing are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived by such Purchaser:

(i)           Representations and Warranties.  The representations and warranties of the Company contained in Article II shall be true and correct in all material respects as of the date of the Closing.

(ii)          Performance.  The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

(iii)         Current Disclosure Reports.  The Company shall have filed all Disclosure Reports that are required to be filed as of the Closing Date.

(iv)         Stockholder Approval.  If required by applicable rules and regulations, this Agreement and the transactions contemplated hereby shall have received the affirmative vote of the holders of a majority of the outstanding common stock on the record date for the special meeting of the stockholders.

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(v)         Certificate.  Purchaser shall have received a certificate from a duly authorized officer of the Company certifying that the above conditions have been satisfied and attaching evidence or supporting documentation (to the extent applicable) reasonably satisfactory to Purchaser.

(vi)         NASDAQ Compliance.  The NASDAQ Listing Qualifications Department and/or Hearings Panel shall have granted an extension for the Company to regain compliance with NASDAQ Listing Rule 5550(b)(1), which requires the Company to have stockholders’ equity of at least US$2,500,000, and the Company shall be in compliance (as of the date of the Closing) with all applicable requirements for the continued listing of the common stock on the NASDAQ Capital Market.

(vii)        No Material Adverse Change.  There shall not have occurred a Material Adverse Change with respect to the Company.  For purposes of this Section 3.1(vii), the term “Material Adverse Change” means any circumstance, occurrence, event or change that has a material adverse effect on (a) the Company’s and the Subsidiaries’ property and assets (taken as a whole), (b) the financial condition or results of operations of the Company and the Subsidiaries (taken as a whole), or (c) the ability of the Company to satisfy and perform its obligations under this Agreement or to consummate the transactions contemplated hereby; provided, however, that in no event shall any of the following be deemed to constitute, nor shall any of the following be taken into account in determining whether there has been or shall be, a Material Adverse Change: (1) the effect of any change in the United States or foreign economies or securities or financial markets in general, (2) the effect of any change that generally affects any industry in which the Company or any of its Subsidiaries operates, (3) any effect or result of the Company’s compliance with the terms and conditions of this Agreement, (4) any effect or result of the execution or announcement of this Agreement or the transactions contemplated hereby, (5) any effect or result of a breach of this Agreement by any Purchaser, (6) any effect or result of any changes arising in connection with natural disasters, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing or underway as of the date of this Agreement or (7) the effect of any changes in applicable laws, rules, regulations or accounting rules, including United States generally accepted accounting principles.

3.2           Conditions to the Company’s Obligations at the Closing.  The obligations of the Company to sell and issue the Shares at the Closing are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived by the Company:

(i)           Representations and Warranties.  The representations and warranties of Purchaser contained in Article I shall be true and correct in all material respects as of the date of the Closing.

(ii)          Performance.  Purchaser shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before the Closing.

(iii)         Stockholder Approval.  If required by applicable rules and regulations, this Agreement and the transactions contemplated hereby shall have received the affirmative vote of the holders of a majority of the outstanding common stock.

(iv)         Certificate.  The Company shall have received a certificate from a duly authorized officer of the Purchaser certifying that the above conditions have been satisfied and attaching evidence or supporting documentation (to the extent applicable) reasonably satisfactory to the Company.

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IV.	COVENANTS AND AGREEMENTS.

4.1           Each Purchaser covenants and agrees that, during the period beginning on the Closing Date and ending six months after the Closing Date, such Purchaser will not, directly or indirectly, (a) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), the Shares purchased by such Purchaser, or (b) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Shares, whether any such swap or transaction described in clause (a) or (b) above is to be settled by delivery of any Share.

4.2           If required by applicable rules and regulations, the Company covenants and agrees, as soon as practicable following the date of this Agreement, to prepare and file with the SEC a preliminary and, subject to the SEC’s review, definitive proxy statement relating to the Special Meeting of Stockholders and seeking stockholder approval of this Agreement and the transactions contemplated hereby.  If required by applicable rules and regulations, the Company shall furnish to Purchaser or their designated representative(s) advance copies of such proxy statements and shall provide a reasonable opportunity to review and comment prior to filing with the SEC.

4.3           Use or expenditure of the proceeds of the transactions contemplated by this Agreement shall require the approval of the Company’s Board of Directors, including at least one of director that is nominated by a Purchaser.

4.4           If, within the six month period following the Closing Date, the Company issues shares of its capital stock in connection with a financing or an acquisition of, or merger or consolidation with, another entity (“New Shares”) at a price that is less than $2.45 per share (“New Price”) then within 10 business days of such issuance the Purchaser shall be issued, without payment of any additional consideration, additional shares of the Company’s common stock so that such new shares when combined with the Shares purchased by the Purchaser in the Investment would equal the number of shares of common stock the Purchaser would have received in the Investment had the Purchase Price been the New Price.  Notwithstanding the foregoing, the New Price may not be less than $2.00 per share.  Notwithstanding the foregoing or anything in this Agreement to the contrary, “New Securities” shall not include the following:

(i)           shares of capital stock issued upon conversion of, or exchange for, any outstanding (a) shares of any preferred stock, (b) options, or (c) securities of the Company convertible into or exercisable for shares of the Company’s, in all cases that are outstanding as of the Closing;

(ii)          restricted stock or options issued to directors, officers, employees or consultants of the Company pursuant to the Company’s existing stock incentive plan;

(iii)         shares of Common Stock issued to officers, directors, employees, consultants, service providers or vendors in lieu of cash payments otherwise due, including payment of any finder’s fee in shares of capital stock in connection with the Investment;

8

(iv)         warrants or convertible securities issued or issuable to banks, equipment lessors, lenders or other financial institutions, or to real property lessors or in connection with a financing;

(v)          any securities deemed in writing to not be New Securities by either (a) Purchaser holding at least a majority of the Shares or (ii) at least two directors of the Company nominated by Purchaser.

V.	MISCELLANEOUS.

5.1           Any notice, request, advice, consent or other communication given hereunder shall be given in writing and sent by overnight delivery service or registered or certified mail, return receipt requested, and addressed as follows: if to the Company, to it at 2490 E. Sunset Rd., Suite #100, Las Vegas, NV 89120, United States of America, Attention: President; and if to any Purchaser, to it at the address on the records of the Company or the signature page of this Agreement.  Notices so given shall be deemed to have been given on the earlier to occur of actual receipt or three business days after the date of such mailing, except for notices of change of address, which shall be deemed to have been given when received.

5.2           This Agreement shall not be changed, modified or amended except by a writing signed by the parties hereto.

5.3           This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

5.4           References herein to a person or entity in either gender include the other gender or no gender, as appropriate.

5.5           This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of Nevada.

5.6           After negotiations between the parties, this Agreement was prepared by Snell & Wilmer L.L.P, as legal counsel to the Company.  Snell & Wilmer L.L.P. has not acted as legal counsel to any Purchaser, individually or collectively, in connection with the negotiation of or the transactions contemplated by this Agreement.  Each Purchaser hereby acknowledges that it has had the opportunity to review this Agreement with its own legal counsel.

5.7           Except as otherwise specified in this Agreement, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

5.8           This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed and delivered by facsimile or electronic (.pdf) signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

9

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.

COMPANY:

LiveDeal, Inc.

/s/ Kevin Hall
Name: Kevin Hall
Title: President and Chief Executive Officer

PURCHASER:

Amerigent Capital Inc.	Address for Notice:

/s/ Myong H. Choi	210-A Sylvan Avenue
Name: Myong H. Choi	Englewood Cliffs, New Jersey 07632
Title: CEO

[Signature Page to Stock Purchase Agreement]

SCHEDULE I

Purchaser – Allocation of Shares

Name of Purchaser	Shares Purchased	Purchase Price

Amerigent Capital Inc.* 210-A Sylvan Avenue Englewood Cliffs, New Jersey 07632 CEO: Myong H. Choi	122,449	US$	300,000

SUB-TOTAL	122,449	US$	300,000

TOTAL*	816,327	US$	2,000,000

*Includes all other investors in the contemplated financing.

REVOCABLE PROXY

LIVEDEAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
IN CONNECTION WITH THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 24, 2011

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Special Meeting of Stockholders to be held on November 24, 2011 and the Proxy Statement and appoints Kevin A. Hall and Lawrence W. Tomsic (or either of them), the proxy of the undersigned, with full power of substitution to vote all shares of common stock of LiveDeal, Inc. (the “Company”) that the undersigned is entitled to vote, either on his or her own behalf of any entity or entities, at the Special Meeting of Stockholders of the Company to be held on Thursday, November 24, 2011 at 8:00 a.m. local time, at LiveDeal’s corporate offices, which are located at 2490 East Sunset Road, Suite 100, Las Vegas, Nevada 89120, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.  The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

Please be sure to sign and date this Proxy in the box below.

Date

Stockholder (sign above)	Co-holder (if any) (sign above)

PLEASE MARK VOTES AS IN THIS EXAMPLE:    ☑

PROPOSAL NO. 1 – APPROVAL OF PROPOSED INVESTMENT TRANSACTION

	For	Against	Abstain
To adopt certain Stock Purchase Agreements entered  into by LiveDeal, which collectively provide for LiveDeal’s  issuance and sale of 816,327 shares of LiveDeal’s common  stock to four (4) unaffiliated purchasers in a private placement  transaction for an aggregate purchase price of $2.0 million  (i.e., $2.45 per share), and to approve the transactions  contemplated by the Stock Purchase Agreements
	☐	☐	☐

OTHER MATTERS
	Yes	No
In his discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.	☐	☐

Please disregard the following if you have previously provided your consent decision:

☐ By checking the box to the left, I consent to future delivery of annual reports, proxy statements, prospectuses, other materials, and stockholder communications electronically via the Internet at a website that will be disclosed to me.  I understand that the Company may no longer distribute printed materials to me regarding any future stockholder meeting until such consent is revoked.  I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Registrar and Trust Company, 10 Commerce Drive, Cranford, New Jersey 07016, and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

IF YOU RETURN YOUR PROPERLY EXECUTED PROXY, WE WILL VOTE YOUR SHARES AS YOU DIRECT.  IF YOU DO NOT SPECIFY ON YOUR PROXY HOW YOU WANT TO VOTE YOUR SHARES, WE WILL VOTE THEM FOR PROPOSAL 1, AND IN THE DISCRETION OF THE PROXY ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

^ Detach above card, sign, date and mail in postage paid envelope provided. ^

LIVEDEAL, INC.

Please sign EXACTLY as your name appears hereon.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If more than one trustee, all should sign.  If shares are held jointly, both owners must sign.

THIS PROXY CARD IS VALID WHEN SIGNED AND DATED.
MAIL YOUR PROXY CARD TODAY.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.